UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2007

SEQUIAM CORPORATION
(Exact name of registrant as specified in its charter)

California 333-45678 33-0875030
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Sunport Lane, Orlando, Florida	32809
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (407) 541-0773

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

The information provided in response to Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Appointment of Principal Officers.

On October 15, 2007, Sequiam Corporation (the “Company”) appointed Chris Barrow to be its Executive Vice President and Chief Operating Officer.

Prior to joining the Company, Mr. Barrow served as Executive Vice President of Sales and Business Development for HyperQuality, Inc, located in Seattle, Washington, from 2005 to 2007; served as the Senior Vice President and General Manager for Reliance Corporation of India from 2004 to 2005; and served as Executive Vice President of Sales and Marketing for Webhelp, Inc. in Toronto, Canada, from 1999 to 2004.

In connection with his appointment as Executive Vice President and Chief Operating Officer, Mr. Barrow entered into an employment agreement with the Company, which has an initial term of three years, with successive one-year renewals, and provides for a base salary of $225,000. Mr. Barrow will be eligible to receive a performance-based bonus that will be based on a formula that has yet to be determined, and may be eligible for a discretionary bonus.  Mr. Barrow will also be eligible to receive stock options (the “Stock Options”) pursuant to the  terms and conditions of the Company’s 2003 Employee Stock Incentive Plan, as amended, and any successor plan thereto (the “Stock Option Plan”). The number of Stock Options and terms and conditions of the Stock Options shall be determined by the committee of the Board appointed pursuant to the Stock Option Plan, or by the Board of Directors of the Company, in its discretion and pursuant to the Stock Option Plan.

Mr. Barrow will be entitled to three months severance pay, plus any accrued base and incentive pay, in the event that he is terminated without cause.  Mr. Barrow will be restricted from competing with the Company during the course of his employment and for a period of two years after his employment has been terminated.

Other than the employment agreement and the granting of the Stock Options pursuant to the employment agreement, there have been no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, or series of similar transactions, to which the Company was or is to be a party, in which the amount involved exceeds $120,000 and in which Mr. Barrow had or will have a direct or indirect material interest.  There are no family relationships between Mr. Barrow and any other officer or director of the Company.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not Applicable

               (b)            Pro Forma Financial Information.

                     Not Applicable

               (c)            Shell Company Transactions.

Not Applicable

(d)           Exhibits.

                                 Number        Description
10.1	Employment Agreement, dated as of October 15, 2007, between Sequiam Corporation and Chris Barrow

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUIAM CORPORATION
(Registrant)

Date: October 17, 2007
By: /s/ Mark L. Mroczkowski
Mark L. Mroczkowski
Executive Vice President and Chief Financial Officer